UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

Commission File Number: 001-39896

PLAYTIKA HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	81-3634591
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

c/o Playtika Ltd.
HaChoshlim St 8
Herzliya Pituach, Israel, 4672408
972-73-316-3251
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PLTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2022, Playtika Holding Corp. (“Playtika”) launched a one-time stock option exchange program (the “Option Exchange”) pursuant to which eligible service providers were able to exchange outstanding stock options for a lesser amount of new restricted stock units (“RSUs”). Playtika’s executive officers were eligible to participate in the Option Exchange. No members of Playtika’s Board of Directors held outstanding stock options and therefore they did not participate in the Option Exchange. Service providers received one RSU for every 2.5 shares of Playtika common stock underlying the eligible options surrendered. This “exchange ratio” (2.5-for-1) was applied on a grant-by-grant basis.

The Option Exchange expired on December 15, 2022 at 9:00 p.m., Pacific time. As a result of the Option Exchange, options to purchase 10,898,740 shares of Playtika common stock were accepted for exchange (representing approximately 84.4% of the total options eligible for exchange). All surrendered options were cancelled effective as of the completion date of the Option Exchange, and in exchange for those options, Playtika issued a total of approximately 4,358,232 new RSUs under Platyika’s 2020 Incentive Award Plan (the “2020 Plan”). All of the existing stock options that were surrendered by the service providers had exercise prices significantly above the recent trading prices of Playtika’s common stock.

The following table shows the number of stock options surrendered by each of Playtika’s named executive officers and the corresponding grant of new RSUs in accordance with the terms of the Option Exchange:

Name	Number of Shares Underlying Surrendered Stock Options	Number of New RSUs
Robert Antokol	—	—
Craig Abrahams	960,000	384,000
Ofer Kinberg	720,000	288,000
Shlomi Aizenberg	720,000	288,000
Michael Cohen	760,000	304,000

The new RSUs are subject to a new vesting schedule and will vest quarterly in substantially equal installments over three years, commencing December 15, 2022, subject to the holder’s continuous service to Playtika through the applicable vesting date (provided that service providers in Romania and Finland will vest as to one-third of the RSUs on December 15, 2023, for service providers in Romania, and February 1, 2024, for service providers in Finland, with the remainder vesting quarterly in substantially equal installments over the two years thereafter).

For each of Playtika’s named executive officers, the new RSUs will retain the same accelerated vesting provisions as the surrendered options. Accordingly, the new RSUs will vest on an accelerated basis as follows: (a) in the event of the executive’s termination by Playtika without “cause” or the executive’s resignation for “good reason” (each as defined in the 2020 Plan) (such termination, a “Qualifying Termination”), such number of RSUs will vest on the date of such Qualifying Termination as is equal to the number of RSUs that are scheduled to vest on or prior to the first anniversary of the executive’s termination (provided, however, that in the event such termination occurs prior to the date on which 50% of the RSUs are vested, in no event shall less than 50% of the RSUs be vested as a result of such Qualifying Termination after giving effect to the acceleration pursuant to this clause (a)); and (b) in the event of an executive’s Qualifying Termination within three months prior to, on, or after a change in control

(as defined in the 2020 Plan), all of the RSUs shall vest on the later of (1) the date of such Qualifying Termination or (2) the date of such change in control, in each case, subject to the execution by the executive and the effectiveness of a general release of claims.

Additionally, similar to the terms of the surrendered options for Messrs. Abrahams and Cohen, in the event a change in control occurs and an excise tax is imposed on Messrs. Abrahams and Cohen by reason of the application of Sections 280G and 4999 of the Internal Revenue Code arising as a result of the receipt of benefits and payments with respect to the new RSUs in connection with such change in control, each of Messrs. Abrahams and Cohen will be entitled to an additional “gross-up” payment in an amount equal to any such excise tax plus any taxes resulting from such payments.

The other terms and conditions of the new RSUs will be governed by the terms and conditions of the 2020 Plan and the RSU agreements entered into thereunder. The 2020 Plan and the forms of RSU agreements used thereunder have been previously filed by Playtika with the Securities and Exchange Commission.

Additional Information and Where to Find It

The Company has filed with the United States Securities and Exchange Commission (the “SEC”) a tender offer statement on Schedule TO with respect to the Option Exchange, including an offer to exchange, a related letter of transmittal and related materials. The Option Exchange will only be made pursuant to the offer to exchange, the related letter of transmittal and other related materials filed as part of the issuer tender offer statement on Schedule TO, in each case as may be amended or supplemented from time to time. This communication is not an offer to buy nor a solicitation of an offer to sell or exchange any securities of the Company. Investors are able to obtain a free copy of these materials and all other documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.playtika.com. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS, INCLUDING THE TENDER OFFER STATEMENT OF THE COMPANY AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE OPTION EXCHANGE THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO EXCHANGE SECURITIES IN CONNECTION WITH THE OPTION EXCHANGE BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OPTION EXCHANGE.

Forward-Looking Statements

The statements included above that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements. These forward-looking statements include without limitation statements regarding the Option Exchange. Risks and uncertainties that could cause results to differ from expectations include: (i) uncertainties as to the timing and terms of the Option Exchange; (ii) the risk that the Option Exchange may not be completed in a timely manner or at all; (iii) the possibility that any or all of the various conditions to the consummation of the Option Exchange may not be satisfied or waived; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Option Exchange; (v) the effect of the announcement or pendency of the Option Exchange on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its operating results and business generally or the trading market for its common stock; (vi) risks related to the Option Exchange diverting management’s attention from the Company’s ongoing business operations; (vii) the risk that stockholder litigation in connection with the Option Exchange may result in significant costs of defense, indemnification and liability; (viii) the Company’s ability to achieve the benefits contemplated by the Option Exchange; and (ix) risks and uncertainties pertaining to the Company’s business, including the risks and uncertainties detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and its other filings with the SEC, as well as the tender offer materials to be filed by the Company in connection with the Option Exchange.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update these statements to reflect events or circumstances after the date hereof, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PLAYTIKA HOLDING CORP.
Registrant

Date: December 19, 2022	By:	/s/ Craig Abrahams
Craig Abrahams
President and Chief Financial Officer